Subsequent Events	12 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events

(19) Subsequent Events

On August 27, 2026, Millennium Strategic International Limited (“Millennium Strategic”), a subsidiary of the Company, entered into a share purchase agreement with Yee Cheong (1926) Enterprise Company Limited (“YC”), a company owned by the Company’s controlling shareholders, to sell all of the issued shares of Millennium Printing International Limited (“MPI”) for HKD14,800,000 in cash. Under a related deed, Millennium Strategic released MPI from intercompany liabilities of HKD35,429,804, and YC agreed to pay Millennium Strategic a settlement sum of the same amount, of which HKD16,380,000 was satisfied by set-off against the loans payable to YC (Note 10) and HKD19,049,804 is payable in cash in two installments. The disposal was completed on August 28, 2026, and the first installment of HKD14,471,348 was received on September 14, 2026.

The disposal is a nonrecognized subsequent event and will be accounted for in the fiscal year ending June 30, 2027 as a transaction between entities under common control. The difference between the consideration and the carrying amount of MPI’s net assets at completion will be recognized in additional paid-in capital, and the disposal will not be presented as a discontinued operation. As of June 30, 2026, MPI’s total assets and total liabilities included in the consolidated balance sheet, excluding balances with other Group companies, were US$6,662,786 and US$2,184,869, respectively; on this basis, the consideration exceeded MPI’s net assets by approximately US$1.9 million.

On August 17, 2026, the Group obtained the land use right certificate for its Vietnam land. The related prepaid land amount was US$3,744,662 as of June 30, 2026. Following the reporting date, advance land payments by Yee Woo Paper Investment International Limited were reclassified as capital contributions to Yee Woo Vietnam Paper Products Company Limited.